UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 22, 2019
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KENNEDY-WILSON HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-33824	26-0508760
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 S. El Camino Drive Beverly Hills, California 90212
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 887-6400

N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On January 22, 2019, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Kennedy-Wilson Holdings, Inc. (the “Company”) approved a grant of annual equity awards comprised of performance-based restricted stock units subject to vesting based on the Company’s total shareholder return (the “TSR restricted stock units”), performance-based restricted stock units subject to vesting based on the Company’s return on equity (the “ROE restricted stock units”), and time-based restricted stock units (the “time-based restricted stock units”) (collectively, the “annual awards”), under the Company’s Second Amended and Restated 2009 Equity Participation Plan (the “Plan”) to each of the Company’s named executive officers (the “executives”). In addition, on January 22, 2019, based on the Compensation Committee’s view of the performance of the Company and the executives in 2018, the Compensation Committee approved a grant, of a special one-time award of time-based restricted stock units (the “special time-based restricted stock units”) under the Plan to each of the executives (together with the annual awards, the “awards”). All the awards are effective as of January 24, 2019. The following is a brief description of the material terms and conditions of the awards.
TSR Restricted Stock Units
General. Pursuant to the TSR restricted stock unit awards, each executive is eligible to vest in a number of restricted stock units ranging from 0% to 100% of the total number of TSR restricted stock units granted, based on the Company’s total shareholder return during the three-year performance period commencing January 1, 2019 and ending December 31, 2021 relative to the total shareholder return of the MSCI World Real Estate Index (the “MSCI Index Relative Performance”), subject to the executive’s continued employment with the Company and its affiliates through the TSR vesting date (as defined below). Each vested TSR restricted stock unit represents the right to receive payment in the form of one share of common stock of the Company.
Vesting. Up to 100% of the TSR restricted stock units will be eligible to vest based on the MSCI Index Relative Performance during the performance period, with the actual number of TSR restricted stock units that vest and cease to be subject to restrictions with respect to the performance period determined by multiplying (i) the total number of TSR restricted stock units subject to the award by (ii) the applicable vesting percentage, as set forth below:

	MSCI Index Relative Performance	Vesting Percentage
	Less than -1,200 basis points	0%
Threshold Level	-1,200 basis points	33.3%
Target Level	0 basis points	66.7%
Maximum Level	1,200 basis points or greater	100%

In the event that the MSCI Index Relative Performance for the performance period falls between the levels specified above, the percentage of TSR restricted stock units that vest will be determined using straight line linear interpolation between such levels.

Following the completion of the performance period, the Compensation Committee will determine the MSCI Index Relative Performance and the number of TSR restricted stock units that have become vested with respect to such performance period (the date of such determination by the Compensation Committee, the “TSR vesting date”). Any TSR restricted stock units that have not become vested as of the TSR vesting date will be forfeited without consideration therefor and the executive will have no further right or interest in or with respect to such TSR restricted stock units.

Distribution Equivalent Rights. The TSR restricted stock units were granted in tandem with distribution equivalent rights that, during the period from the grant date until the earlier of the date of payment, forfeiture or other termination of the TSR restricted stock units to which such distribution equivalent rights relate, will entitle the applicable executive to receive an amount equal to the dividends declared on the Company’s common stock underlying the TSR restricted stock units; provided, however, that any payments made with respect to such distribution equivalent rights will not be paid to the applicable executive on a current basis, but will instead accumulate and be paid to the executive in a lump sum on the date (if any), and only to the extent, that the underlying TSR restricted stock units vest.
No-Sale Period; Transferability. The TSR restricted stock units generally will not be transferable unless and until such restricted stock units vest and the underlying shares have been issued. In addition, notwithstanding the foregoing, the applicable executive may not, without the consent of the Compensation Committee (which may be withheld in its sole discretion), transfer, sell or otherwise dispose of any vested TSR restricted stock units or any of the shares of the Company’s common stock underlying the TSR restricted stock units prior to the earlier to occur of (i) the third anniversary of the date on which such restricted stock units vest, or (ii) the occurrence of a change of control of the Company. The transfer restrictions described in the preceding sentence will not apply to any transfer of shares to the Company, any transfer of shares in satisfaction of applicable withholding obligations with respect to the restricted stock units, or any transfer following the termination of the executive’s employment with the Company and its affiliates (including by will or pursuant to the laws of descent and distribution).
Certain Terminations of Employment. If the applicable executive’s employment terminates due to the executive’s death or total and permanent disability, any then-unvested TSR restricted stock units will remain outstanding and eligible to vest on the TSR vesting date based on the MSCI Index Relative Performance for the performance period (without regard to the requirement that the executive continue in employment with the Company and/or its affiliates through such TSR vesting date).
Except as otherwise described above or as otherwise provided in a written agreement between the executive and the Company, any TSR restricted stock units that have not vested as of the date on which the applicable executive’s employment terminates for any reason will be cancelled and forfeited by the executive without consideration therefor, and the executive will have no further right or interest in or with respect such restricted stock units.
Change of Control. In the event of a change of control of the Company, all then-unvested TSR restricted stock units (calculated assuming the MSCI Index Relative Performance for the performance period is attained at target level) will vest in full as of the date of the change in control, subject to the executive’s continued employment until at least immediately prior to the change of control.
Payment. Any TSR restricted stock units that become vested will be paid to the executive in whole shares of Company common stock within 30 days after the applicable vesting date.
Awards. The following amounts represent the number of TSR restricted stock units that would vest at “target level” for each of the awards granted to the executives: William J. McMorrow – 113,796 units; Mary Ricks – 94,538 units; Justin Enbody – 38,515 units; Kent Mouton – 40,266 units; and Matt Windisch – 48,144 units. At “maximum level” performance, the executives would vest with respect to the following number of TSR restricted stock units (which represents the number of restricted stock units granted): William J. McMorrow – 170,694 units; Mary Ricks – 141,807 units; Justin Enbody – 57,773 units; Kent Mouton – 60,399 units; and Matt Windisch – 72,216 units.
The foregoing summary is qualified in its entirety by reference to the full text of the Total Shareholder Return Performance-Based Employee Restricted Stock Unit Award Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.
ROE Restricted Stock Units
General. Pursuant to the ROE restricted stock awards, each executive is eligible to vest in an aggregate number of restricted stock units ranging from 0% to 100% of the total ROE restricted stock units granted, based on the Company’s “return on equity” (as defined in the applicable award agreement) during each year of a three-year performance period commencing January 1, 2019 and ending December 31, 2021 (the “performance period”). Each vested ROE restricted stock unit represents the right to receive payment in the form of one share of common stock of the Company.

Vesting. Up to one-third of the total ROE restricted stock units will be eligible to vest with respect to each Company fiscal year of the performance period (each, a “performance year”) to the extent that the Company satisfies the return on equity goals described below for such performance year, subject to the executive’s continued employment with the Company and its affiliates through the applicable ROE vesting date (as defined below), with the actual number of ROE restricted stock units that vest and cease to be subject to restrictions with respect to any performance year determined by multiplying (i) one-third of the total ROE restricted stock units subject to the award by (ii) the applicable “vesting percentage,” as set forth below:

	Return on Equity	Vesting Percentage
	Less than 7.5%	0%
Threshold Level	7.5%	33.3%
Target Level	10%	66.7%
Maximum Level	12.5% or greater	100%

In the event that the Company’s return on equity for any performance year falls between the levels specified above, the percentage of ROE restricted stock units that vest with respect to such performance year will be determined using straight line linear interpolation between such levels.

Following the completion of each performance year, the Compensation Committee will determine the extent to which the Company’s return on equity goals were satisfied and the number of ROE restricted stock units that have become vested with respect to such performance year (the date of any such determination by the Compensation Committee, the “ROE vesting date”). To the extent that the vesting requirements described above are not satisfied with respect to any performance year, the ROE restricted stock units subject to vesting with respect to such performance year will be forfeited as of the applicable ROE vesting date without consideration therefor and the executive will have no further right or interest in or with respect to such ROE restricted stock units.

Distribution Equivalent Rights. The ROE restricted stock units were granted in tandem with distribution equivalent rights that, during the period from the grant date until the earlier of the date of payment, forfeiture or other termination of the ROE restricted stock units to which such distribution equivalent rights relate, will entitle the applicable executive to receive an amount equal to the dividends declared on the Company’s common stock underlying the ROE restricted stock units; provided, however, that any payments made with respect to such distribution equivalent rights will not be paid to the applicable executive on a current basis, but will instead accumulate and be paid to the executive in a lump sum on the date (if any), and only to the extent, that the underlying ROE restricted stock units vest.
No-Sale Period; Transferability. The ROE restricted stock units generally will not be transferable unless and until such restricted stock units vest and the underlying shares have been issued. In addition, notwithstanding the foregoing, the applicable executive may not, without the consent of the Compensation Committee (which may be withheld in its sole discretion), transfer, sell or otherwise dispose of any vested ROE restricted stock units or any of the shares of the Company’s common stock underlying the ROE restricted stock units prior to the earlier to occur of (i) the third anniversary of the date on which such restricted stock units vest, or (ii) the occurrence of a change of control of the Company. The transfer restrictions described in the preceding sentence will not apply to any transfer of shares to the Company, any transfer of shares in satisfaction of applicable withholding obligations with respect to the restricted stock units, or any transfer following the termination of the executive’s employment with the Company and its affiliates (including by will or pursuant to the laws of descent and distribution).
Certain Terminations of Employment. If the applicable executive’s employment terminates due to the executive’s death or total and permanent disability, any then-unvested ROE restricted stock units will remain outstanding and eligible to vest on each subsequent ROE vesting date to the extent that the Company satisfies the return on equity goals described above for the applicable performance year (without regard to the requirement that the executive continue in employment with the Company and/or its affiliates through such ROE vesting date).

Except as described above or as otherwise provided in a written agreement between the executive and the Company, any ROE restricted stock units that have not vested as of the date on which the applicable executive’s employment terminates for any reason will be cancelled and forfeited by the executive without consideration therefor, and the executive will have no further right or interest in or with respect such restricted stock units.
Change of Control. In the event of a change of control of the Company, all then-unvested ROE restricted stock units (calculated assuming the Company’s return on equity for each remaining performance year of the performance period is attained at target level) will vest in full as of the date of the change of control, subject to the executive’s continued employed until at least immediately prior to the change of control.
Payment. Any ROE restricted stock units that become vested will be paid to the executive in whole shares of Company common stock within 30 days after the applicable vesting date.
Awards. The following amounts represent the number of ROE restricted stock units that would vest at “target level” for each of the awards granted to the executives: William J. McMorrow – 113,796 units; Mary Ricks – 94,538 units; Justin Enbody – 38,515 units; Kent Mouton – 40,266 units; and Matt Windisch – 48,144 units. At “maximum level” performance, the executives would vest with respect to the following number of ROE restricted stock units (which represents the number of restricted stock units granted): William J. McMorrow – 170,694 units; Mary Ricks – 141,807 units; Justin Enbody – 57,773 units; Kent Mouton – 60,399 units; and Matt Windisch – 72,216 units.
The foregoing summary is qualified in its entirety by reference to the full text of the Return on Equity Performance-Based Employee Restricted Stock Unit Award Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated by reference herein.
Time-Based Restricted Stock Units
General. Pursuant to the time-based restricted stock awards, each executive is eligible to vest in a number of restricted stock units based on the executive’s continued service. Each vested time-based restricted stock unit represents the right to receive payment in the form of one share of common stock of the Company.
Vesting. One-third of the time-based restricted stock units will vest on each of the first three anniversaries of January 24, 2019, subject to the executive’s continued employment with the Company and its affiliates through the applicable vesting date.
Distribution Equivalent Rights. The time-based restricted stock units were granted in tandem with distribution equivalent rights that, during the period from the grant date until the earlier of the date of payment, forfeiture or other termination of the time-based restricted stock units to which such distribution equivalent rights relate, will entitle the applicable executive to receive an amount equal to the dividends declared on the Company’s common stock underlying the time-based restricted stock units; provided, however, that any payments made with respect to such distribution equivalent rights will not be paid to the applicable executive on a current basis, but will instead accumulate and be paid to the executive in a lump sum on the date (if any), and only to the extent, that the underlying time-based restricted stock units vest.
No-Sale Period; Transferability. The time-based restricted stock units generally will not be transferable unless and until such restricted stock units vest and the underlying shares have been issued. In addition, notwithstanding the foregoing, the applicable executive may not, without the consent of the Compensation Committee (which may be withheld in its sole discretion), transfer, sell or otherwise dispose of any vested time-based restricted stock units or any of the shares of the Company’s common stock underlying the time-based restricted stock units prior to the earlier to occur of (i) the third anniversary of the date on which such restricted stock units vest, or (ii) the occurrence of a change of control of the Company. The transfer restrictions described in the preceding sentence will not apply to any transfer of shares to the Company, any transfer of shares in satisfaction of applicable withholding obligations with respect to the restricted stock units, or any transfer following the termination of the executive’s employment with the Company and its affiliates (including by will or pursuant to the laws of descent and distribution).

Certain Terminations of Employment. If the applicable executive’s employment terminates due to the executive’s death or “total and permanent disability” (as defined in the Plan), any then-unvested time-based restricted stock units will become fully vested as of the date of such death or disability.
Except as described above or as otherwise provided in a written agreement between the executive and the Company, any time-based restricted stock units that have not vested as of the date on which the executive’s employment terminates for any reason will be cancelled and forfeited by the executive without consideration therefor, and the executive will have no further right or interest in or with respect such restricted stock units.
Change of Control. In the event of a change of control of the Company (as defined in the Plan), all then-unvested time-based restricted stock units will vest in full as of the date of the change of control, subject to the executive’s continued employed with the Company and its affiliates until at least immediately prior to the change of control.
Payment. Any time-based restricted stock units that become vested will be paid to the executive in whole shares of Company common stock within 60 days after the applicable vesting date.
Awards. The executives were awarded the following number of time-based restricted stock units: William J. McMorrow – 113,796 units; Mary Ricks – 94,538 units; Justin Enbody – 38,515 units; Kent Mouton – 40,266 units; and Matt Windisch – 48,144 units.
The foregoing summary is qualified in its entirety by reference to the full text of the Time-Based Employee Restricted Stock Unit Award Agreement, a copy of which is attached hereto as Exhibit 10.3 and incorporated by reference herein.
Special Time-Based Restricted Stock Units
General. The special time-based restricted stock units are subject to the same terms and conditions (including vesting and forfeiture conditions) described above under “Time-Based Restricted Stock Units”.
In addition, fifty percent (50%) of each award (such restricted stock units, the “contingent restricted stock units”) is subject to the approval by the Company’s stockholders of an amendment to the Plan that increases the number of shares of common stock available for issuance thereunder (the “Plan Amendment”) within twelve (12) months after the grant date. The contingent restricted stock units will not vest or be paid to the applicable executive prior to the approval of the Plan Amendment by the Company’s stockholders and, if such stockholder approval is not obtained by the end of the twelve (12) month period immediately following the grant date, the contingent restricted stock units (and their corresponding distribution equivalent rights) will thereupon automatically be cancelled and forfeited and become null and void.
Awards. The executives were awarded the following number of special time-based restricted stock units: William J. McMorrow – 169,716 units; Mary Ricks – 140,990 units; Justin Enbody – 57,439 units; Kent Mouton –60,053 units; and Matt Windisch – 71,802 units.
The foregoing summary is qualified in its entirety by reference to the full text of the Time-Based Employee Restricted Stock Unit Award Agreement, a copy of which is attached hereto as Exhibit 10.3 and incorporated by reference herein.
Item 9.01.    Financial Statements and Exhibits
(d)    Exhibits

10.1	Form of Total Shareholder Return Performance-Based Employee Restricted Stock Unit Award Agreement.

10.2	Form of Return on Equity Performance-Based Employee Restricted Stock Unit Award Agreement.

10.3    Form of Time-Based Employee Restricted Stock Unit Award Agreement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 24, 2019	Kennedy-Wilson Holdings, Inc. By: /S/ JUSTIN ENBODY Justin Enbody Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Form of Total Shareholder Return Performance-Based Employee Restricted Stock Award Agreement.
10.2	Form of Return on Equity Performance-Based Employee Restricted Stock Award Agreement.
10.3	Form of Time-Based Employee Restricted Stock Award Agreement.